Putnam Investments
One Post Office Square
Boston, MA 02109
March 21, 2011

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	Registration of a new series of Putnam Funds Trust (Reg Nos. 333-515 and 811-07513)

Ladies and Gentlemen:

We are filing today Post-Effective Amendment No. 118 to the Trust’s Registration Statement on Form N-1A (the “Registration Statement”), which serves as the initial Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933 for Putnam Retirement Income Fund Lifestyle 2 (the “Fund”).

The Fund will operate as an open-end, diversified management investment company. The objective of Putnam Retirement Income Fund Lifestyle 2 is to seek current income consistent with what Putnam Management believes to be prudent risk. The Fund will invest mainly in a combination of bonds, common stocks and the Putnam Absolute Return Funds, which are other Putnam mutual funds.

Pursuant to Investment Company Act Release No. 13768, we request selective review of this Registration Statement on the grounds that the disclosure contained in Parts A and B of this Registration Statement does not differ materially from relevant disclosure with respect to existing Putnam funds, with the exception of the material in the prospectus under the headings “Fund summary” and “What are the fund’s main investment strategies and related risks.” The description of the new Fund’s management arrangements, the terms of its continuous offering of shares, the various shareholder privileges, and other information (other than the sections of the prospectus discussed in the previous sentence) included in the Registration Statement are substantially similar in form to those included in the most recent post-effective amendments on Form N-1A filed by the various Putnam funds.

Any comments or questions on this filing may be directed to the undersigned at 1-800-225-2465, Ext. 11105.

Very truly yours,

Karen Kay
Senior Counsel

cc:	James E. Thomas, Esq.
Ropes & Gray LLP